UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 14, 2009

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH   03063

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code  (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Ezenia! Inc. (the “Company”) has entered into an amendment to its First Amended and Restated Software Distribution License Agreement, dated January 1, 2005, as amended, with Microsoft Corporation (the “License Agreement”).  Such amendment extended the License Agreement and the Company’s commitment under the License Agreement to purchase, in periodic installments, a minimum of $2,750,000 of product licenses through June 29, 2011.  The License Agreement, as so amended, does not include any other minimum purchase obligations.  The fully-executed amendment to the License Agreement was delivered to the Company on January 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated:	January 20, 2009	By:	/s/ Kevin Hackett

Kevin Hackett

Chief Financial Officer